SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2002


                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


    1-06544                                     74-1648137
(Commission File Number)              (IRS Employer Identification No.)


                 1390 Enclave Parkway Houston, Texas 77077-2099
          (Address of principal executive offices, including zip code)


                                 (281) 584-1390
              (Registrant's telephone number, including area code)


                        ________________________________
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On May 23, 2002, SYSCO Corporation ("SYSCO") issued a press release regarding the sale by its subsidiary, SYSCO International, Co., of $200 million senior unsecured notes due 2012. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated May 23, 2002, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number              Description
         --------------              -----------
         99.1                        Press Release dated May 23, 2002


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYSCO CORPORATION



Date:  May 29, 2002                     By:  /s/ John K. Stubblefield, Jr.
                                             -----------------------------------
                                             Name:    John K. Stubblefield, Jr.
                                             Title:   Executive Vice President,
                                                      Finance and Administration




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

                                  EXHIBIT INDEX



Exhibit Number              Description                                 Page
--------------              -----------                                 ----
99.1                        Press Release dated May 23, 2002               5







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